Exhibit 10.5

Final Form

SUBSCRIPTION AGREEMENT

DPCM Capital, Inc.

D-Wave Quantum Inc.

382 NE 191 Street, #24148

Miami, FL 33179

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) to be effected in accordance with a Transaction Agreement (as the same may be amended or supplemented from time to time in accordance with its terms, the “Transaction Agreement”) to be entered into among DPCM Capital, Inc., a Delaware corporation (“DPCM”), D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of DPCM (the “Issuer”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Issuer (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of the Issuer (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo”), and D-Wave Systems Inc., a British Columbia company (“D-Wave”), pursuant to which, among other things: (i) Merger Sub will merge with and into DPCM, with DPCM surviving as a direct, wholly-owned subsidiary of the Issuer, (ii) the Issuer will indirectly acquire all of the outstanding share capital of D-Wave and D-Wave will become an indirect, wholly-owned subsidiary of the Issuer, and (iii) the Issuer’s shares of common stock, par value $0.0001 per share (the “Common Stock”), will be registered with the Securities and Exchange Commission (the “Commission”) and listed on the New York Stock Exchange (“NYSE”), the undersigned (the “Subscriber”) desires to subscribe for and purchase from the Issuer, and the Issuer desires to sell and issue to the Subscriber, that number of shares of Common Stock equivalent to the aggregate purchase price set forth on the signature page hereof for all Shares (as defined below) subscribed for by the Subscriber (the “Purchase Price”), divided by $10.00 and multiplied by the Exchange Ratio (as defined in the Transaction Agreement), on the terms and subject to the conditions contained in this agreement (this “Subscription Agreement”). In connection with the Transaction, (i) certain other institutional “accredited investors” (“Institutional Accredited Investors”) (as defined in Rule 501(a)(1), (2), (3), (7), (9), (12) or (13) under the Securities Act of 1933, as amended (the “Securities Act”)), “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or otherwise eligible investors outside of the United States (within the meaning of Regulation S under the Securities Act (“Regulation S”)) have entered into separate subscription agreements with the Issuer in substantially the same form as this Agreement, and (ii) certain “accredited investors” (as defined in Rule 501(a) under the Securities Act) who are not Institutional Accredited Investors have entered into separate subscription agreements with the Issuer pursuant to separate and concurrent private placements that are on substantially similar terms and conditions as this Agreement, pursuant to which such other investors have, together with the Subscriber pursuant to this Subscription Agreement, agreed to purchase shares of Common Stock with an aggregate purchase price of at least $40 million (the subscription agreements referred to in the foregoing (i) and (ii) are referred to herein collectively as the “Other Subscription Agreements” and the investors party to the Other Subscription Agreements are referred to herein collectively as the “Other Subscribers”).

In connection therewith, the Subscriber, the Issuer and DPCM agree as follows:

1. Subscription. Subject to the provisions of Section 2 hereof, (i) the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Issuer such number of shares of Common Stock as is set forth on the signature page of this Subscription Agreement (the “Shares”) on the terms and subject to the conditions provided for herein and (ii) the Issuer hereby irrevocably agrees to issue and sell to the Subscriber such number of Shares as is set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. Notwithstanding anything herein to the contrary, the Subscriber shall have no obligation to fund the Purchase Price unless the gross proceeds raised in the offering of the shares of Common Stock to the Subscriber and the Other Subscribers upon its consummation shall equal at least $40 million.

For the purposes of this Subscription Agreement, “business day” means any other day than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or commercial banks in Vancouver, British Columbia are closed for the general transaction of business.

2. Closing. The closing of the sale of the Shares contemplated hereby (the “Subscription Closing”) is contingent upon the substantially concurrent consummation of the Transaction (the “Transaction Closing”). The Subscription Closing shall occur on the date of, and immediately prior to, the Transaction Closing (the “Transaction Closing Date”). Not less than five business days prior to the scheduled or anticipated Transaction Closing Date, the Issuer shall provide written notice to the Subscriber (the “Closing Notice”) (i) setting forth the scheduled or anticipated Transaction Closing Date, (ii) stating that the Issuer reasonably expects all conditions to the Transaction Closing to be satisfied or waived, and (iii) including wire instructions for delivery of the Purchase Price to the Escrow Agent (as defined below). The Subscriber shall deliver to Continental Stock Transfer & Trust Company (“Continental”), as escrow agent (the “Escrow Agent”), at least two business days prior to the Transaction Closing Date specified in the Closing Notice, the Purchase Price, which shall be held in a segregated escrow account for the benefit of the Subscriber (the “Escrow Account”) until the Subscription Closing pursuant to the terms of a customary escrow agreement, which shall be on terms and conditions reasonably satisfactory to the Subscriber to be entered into by the Issuer and the Escrow Agent (the “Escrow Agreement”), by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice. On or promptly following the Transaction Closing Date, the Issuer shall deliver to the Subscriber the Shares in book-entry or DRS advice form, free and clear of any liens or other restrictions whatsoever (other than those arising under applicable securities laws as set forth herein), in the name of the Subscriber (or its nominee in accordance with its delivery instructions). Substantially concurrently with the delivery of the Shares to the Subscriber (or its nominee, if applicable), the Purchase Price shall be released from the Escrow Account automatically and without further action by the Issuer or the Subscriber.

If the Transaction Closing does not occur within one business day of the Transaction Closing Date specified in the Closing Notice, the Escrow Agent shall promptly (but not later than two business days thereafter) return the Purchase Price to the Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by the Subscriber. Furthermore, if the Transaction Closing does not occur on the same day as the Subscription Closing, the Escrow Agent (or the Issuer, if the Purchase Price has been released by the Escrow Agent) shall promptly (but not later than one business day thereafter) return the Purchase Price to the Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by the Subscriber, and any book-entries or DRS advice and shall be deemed cancelled; provided that, unless this Subscription Agreement shall have been terminated in accordance with Section 9 hereof, such return of funds shall not terminate this Subscription Agreement.

If this Subscription Agreement terminates in accordance with Section 9 hereof following the delivery by the Subscriber of the Purchase Price for the Shares, the Escrow Agent shall promptly (but not later than two business days after such termination) return the Purchase Price to the Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by the Subscriber.

Each book-entry or DRS advice representing the Shares shall contain a notation or shall be stamped or otherwise imprinted with a legend, as applicable, in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, PLEDGED, ENCUMBERED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE LATER OF (I) [INSERT DISTRIBUTION DATE], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY CANADIAN PROVINCE OR TERRITORY.

3. Closing Conditions.

a. The obligations of the Issuer to consummate the transactions contemplated hereunder are subject to the satisfaction (or valid waiver by the Issuer in writing) of the conditions that, at the Subscription Closing:

i.

all representations and warranties of the Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Subscription Closing as though made on the date of the Subscription Closing (except for those representations and warranties that speak as of a specific date, which shall be so true and correct in all material respects as of such specified date), but in each case without giving effect to the Transaction Closing (collectively, the “Subscriber Bring-Down Condition”), and the Subscriber agrees that consummation of the Subscription Closing shall constitute a certification by the Subscriber to the Issuer and DPCM that the Subscriber Bring-Down Condition has been satisfied; and

ii.	the Subscriber shall have performed or complied in all material respects with all agreements and covenants required by this Subscription Agreement.

b. The obligations of the Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction (or valid waiver by the Subscriber in writing) of the conditions that, at the Subscription Closing:

i.

all representations and warranties of the Issuer and DPCM contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or by “Issuer Material Adverse Effect” or “DPCM Material Adverse Effect” (each as defined herein) and the representations and warranties of the Issuer in Section 5(n), which representations and warranties shall be true and correct in all respects) at and as of the Subscription Closing as though made on the date of the Subscription Closing (except for those representations and warranties that speak as of a specific date, which shall be so true and correct in all material respects (other than representations and warranties that are qualified as to materiality or by Issuer Material Adverse Effect or DPCM Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such specified date), but in each case without giving effect to the Transaction Closing (except as otherwise provided herein) (collectively, the “Issuer Bring-Down Condition”), and each of the Issuer and DPCM agrees that consummation of the Subscription Closing shall constitute a certification by each of the Issuer and DPCM to the Subscriber that the Issuer Bring-Down Condition has been satisfied;

ii.	each of the Issuer and DPCM shall have performed, satisfied or complied in all material respects with all agreements, conditions and covenants required by this Subscription Agreement;

iii.

no amendment or modification of the Transaction Agreement from and after the date hereof shall have occurred that reasonably would be expected to materially and adversely affect the Subscriber (in its capacity as such) without having received the Subscriber’s prior written consent;

iv.	the Shares shall have been approved for listing on the NYSE, subject to official notice of issuance;

v.

all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the NYSE and any stockholder approval required by the rules and regulations of the NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Shares) required to be made in connection with the issuance and sale of the Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent the Issuer from consummating the transactions contemplated hereby, including the issuance and sale of the Shares in accordance with applicable Law; and

vi.	there shall not have occurred any Issuer Material Adverse Effect or DPCM Material Adverse Effect.

c. The obligations of each of the Issuer and the Subscriber to consummate the transactions contemplated hereunder are subject to the satisfaction (or waiver by the Issuer and the Subscriber in writing) of the conditions that, at the Subscription Closing:

i.

no governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

ii.

all conditions precedent to the Transaction Closing set forth in the Transaction Agreement, including the approval of DPCM’s stockholders and regulatory approvals, if any, shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied by a party to the Transaction Agreement at the Transaction Closing, but subject to satisfaction or waiver by such party of such conditions as of the Transaction Closing) and the closing of the Transaction shall be scheduled to occur substantially concurrently with or immediately following the Closing;

iii.	the subscriptions contemplated by the Other Subscription Agreements executed by the Other Subscribers shall have been or will be consummated substantially concurrently with the Closing; and

iv.

no suspension of the qualification of the Shares for offering or trading in any jurisdiction, or initiation or written threats of any proceedings for any of such purposes, shall have occurred and be continuing.

d. At least two business days prior to the Subscription Closing, Subscriber shall deliver to the Issuer a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

4. Further Assurances. At the Subscription Closing, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Issuer Representations and Warranties. The Issuer represents and warrants to the Subscriber that:

a. The Issuer is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement and the Transaction Agreement. Other than Merger Sub, CallCo, ExchangeCo and any other direct or indirect subsidiaries of the Issuer formed or that may be formed for purposes of effecting the Transaction (collectively, “Issuer Merger Subsidiaries”), the Issuer does not have any other subsidiaries and does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or business association or other person.

b. As of the Transaction Closing Date, the Shares will be duly authorized by the Issuer and issued in compliance in all material respects with applicable law and the Issuer’s charter, and, when issued and delivered to the Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any statutory or contractual preemptive or similar rights.

c. This Subscription Agreement and the Transaction Agreement have been duly authorized, executed and delivered by the Issuer and, assuming, with respect to this Subscription Agreement, the due authorization, execution and delivery of the same by the Subscriber, this Subscription Agreement and the Transaction Agreement are the legally binding obligations of the Issuer and are enforceable in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

d. As of immediately prior to the Transaction Closing, the authorized share capital of the Issuer will consist of 1,000 shares of Common Stock, of which 100 shares of Common Stock will be issued and outstanding. As of immediately prior to the Subscription Closing, all of the issued and outstanding shares of Common Stock will have been duly authorized and validly issued and will be fully paid and non-assessable and have not been issued in violation of any preemptive or similar rights. Each share of Common Stock will have been issued in compliance in all material respects with applicable law and the Issuer’s charter (as in effect at the time of such issuance).

e. The execution, delivery and performance of the Subscription Agreement and the Transaction Agreement, the issuance and sale of the Shares pursuant to this Subscription Agreement and the compliance by the Issuer with all of the provisions of this Subscription Agreement and the Transaction Agreement and the consummation of the transactions herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan or credit agreement, guarantee, note, bond, permit, lease, license or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have a material adverse effect on the business, prospects, properties, management, financial condition, stockholders’ equity or results of operations of the Issuer and its subsidiaries, taken as a whole or materially affect the validity of the Shares or the legal authority or ability of the Issuer to timely comply with the terms of this Subscription Agreement or the Transaction Agreement, including the issuance and sale of the Shares (an “Issuer Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Issuer; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

f. As of the date hereof, except as set forth above and pursuant to (i) the Other Subscription Agreements or (ii) the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Issuer any shares of Common Stock, Preferred Stock or other equity interests in the Issuer (collectively, “Issuer Equity Interests”) or securities convertible into or exchangeable or exercisable for Issuer Equity Interests or other outstanding contractual obligations of the Issuer to repurchase, redeem or otherwise acquire any Issuer Equity Interests. There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Shares or (ii) the shares of Common Stock to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Subscription Closing. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any Issuer Equity Interests, other than as contemplated by the Transaction Agreement. There are no outstanding contractual obligations of the Issuer to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other person or entity.

g. The Issuer is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Issuer’s charter documents, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Issuer is a party or by which the Issuer’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, an Issuer Material Adverse Effect. The Issuer has not received any communication from a governmental entity that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

h. Assuming the accuracy of the representations and warranties of the Subscriber set forth in Section 7 of this Subscription Agreement, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement or the Transaction Agreement (including, without limitation, the issuance of the Shares pursuant to this Subscription Agreement), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) filings required by NYSE, (iv) filings required to consummate the Transaction as provided under the definitive documents relating to the Transaction, (v) the filing of a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), if applicable, and (vi) where the failure of which to obtain would not reasonably be expected to have an Issuer Material Adverse Effect.

i. As of the Transaction Closing, the issued and outstanding shares of Common Stock will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will be listed for trading on the NYSE. There is no suit, action, proceeding or investigation pending or, to the knowledge of Issuer, threatened against the Issuer by NYSE or the Commission, respectively, to prohibit or terminate the listing of the shares of Common Stock on NYSE or to deregister the shares of Common Stock under the Exchange Act. The Issuer has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act.

j. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 7 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to the Subscriber. Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Shares. The Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

k. Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Issuer security or solicited any offers to buy any Issuer security under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration of the offer and sale of the Shares or would require registration of the issuance of the Shares under the Securities Act.

l. The Shares are not, and following the Transaction Closing and the Subscription Closing will not be, subject to any Transfer Restriction. The term “Transfer Restriction” means any condition to or restriction on the ability of the Subscriber to pledge, sell, assign or otherwise transfer the Shares under any organizational document, policy or agreement of, by or with Issuer, but excluding the restrictions on transfer described in Sections 7(d) and 7(x) of this Subscription Agreement with respect to the status of the Shares as “restricted securities” pending their registration for resale or transfer under the Securities Act, and in accordance with any other applicable securities laws.

m. None of the Issuer, any Issuer Merger Subsidiaries or any of their respective directors or officers, or, to the Issuer’s knowledge, D-Wave or any of its directors or officers is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, or (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515.

n. The Issuer is not, and immediately after receipt of payment for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

o. Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

p. The Issuer has not paid, and is not under any obligation to pay, any broker’s fee or commission in connection with the sale of the Shares hereunder other than to the Placement Agents (as defined below). Other than the Placement Agents, the Issuer is not aware of any person that has been paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares in connection with the Subscription Agreements.

6. DPCM Representations and Warranties. DPCM represents and warrants to the Subscriber that:

a. DPCM is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement and the Transaction Agreement. Other than the Issuer, the Issuer Merger Subsidiaries and any additional direct or indirect subsidiaries of DPCM formed or that may be formed for purposes of effecting the Transaction (collectively, “Merger Subsidiaries”), DPCM does not have any other subsidiaries and does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, joint venture or business association or other person.

b. As of the date hereof, the authorized capital stock of DPCM consists of (i) 1,000,000 shares of preferred stock, par value $0.0001 per share (“DPCM Preferred Stock”), (ii) 100,000,000 shares of Class A common stock, par value $0.0001 per share (“DPCM Common Stock”), and (iii) 10,000,000 shares of Class B Common Stock, par value $0.0001 per share. As of the date hereof and as of immediately prior to the Subscription Closing and the Transaction Closing: (A) no shares of DPCM Preferred Stock are issued and outstanding, (B) 29,626,426 shares of DPCM Common Stock are issued and outstanding, (C) 7,500,000 shares of Class B Common Stock are issued and outstanding, (D) 8,000,000 private placement warrants (the “Private Placement Warrants”) are issued and outstanding and 8,000,000 shares of DPCM Common Stock are issuable in respect of such Private Placement Warrants, (E) 9,875,436 public warrants (the “Public Warrants”) are issued and outstanding and 9,875,436 shares of DPCM Common Stock are issuable in respect of such Public Warrants, and (F) 373,574 public units (the “Public Units”) are issued and outstanding, 373,574 shares of DPCM Common Stock and 124,524 Public Warrants are issuable in respect of such public units, and 124,524 shares of DPCM Common Stock are issuable in respect of such Public Warrants underlying such Public Units; provided, that, to the extent the Public Units are split into their constituent shares of DPCM Common Stock and Public Warrants prior to the Subscription Closing, the number of outstanding Public Units will decrease by the number of Public Units split, the number of shares of DPCM Common Stock outstanding will increase by the number of Public Units split, and the number of Public Warrants outstanding will increase by one-third of the number of Public Units split. Each Private Placement Warrant and Public Warrant is exercisable for one share of DPCM Common Stock at an exercise price of $11.50 per share. No Private Placement Warrants or Public Warrants are exercisable on or prior to the Transaction Closing. All (i) issued and outstanding shares of DPCM Common Stock and Class B Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights and (ii) outstanding Private Placement Warrants and Public Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. Except for the Merger Subsidiaries, DPCM has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. As of the date hereof, except as set forth above and pursuant to (i) the Other Subscription Agreements or (ii) the Transaction Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from DPCM any shares of DPCM Common Stock, DPCM Preferred Stock or other equity interests in DPCM (collectively, “DPCM Equity Interests”) or securities convertible into or exchangeable or exercisable for DPCM Equity Interests. There are no securities or instruments issued by or to which DPCM is a party containing anti-dilution or similar provisions that will be triggered by the issuance by the Issuer of (i) the Shares or (ii) the shares of Common Stock to be issued pursuant to any Other Subscription Agreement, in each case, that have not been or will not be validly waived on or prior to the Subscription Closing; except, in certain circumstances, as provided in the Private Placement Warrants and the Public Warrants pursuant to that certain Warrant Agreement, dated as of October 20, 2020, between DPCM and Continental. There are no stockholder agreements, voting trusts or other agreements or understandings to which DPCM is a party or by which it is bound relating to the voting of any DPCM Equity Interests, other than as contemplated by the Transaction Agreement. There are no outstanding contractual obligations of DPCM to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other person or entity.

c. This Subscription Agreement and the Transaction Agreement have been duly authorized, executed and delivered by DPCM and, assuming, with respect to this Subscription Agreement, the due authorization, execution and delivery of the same by the Subscriber, this Subscription Agreement and the Transaction Agreement are the legally binding obligations of DPCM and are enforceable in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

d. The execution, delivery and performance of the Subscription Agreement and the Transaction Agreement, the issuance and sale of the Shares by the Issuer pursuant to this Subscription Agreement and the compliance by DPCM with all of the provisions of this Subscription Agreement and the Transaction Agreement and the consummation of the transactions herein and therein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of DPCM or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan or credit agreement, guarantee, note, bond, permit, lease, license or other agreement or instrument to which DPCM or any of its subsidiaries is a party or by which DPCM or any of its subsidiaries is bound or to which any of the property or assets of DPCM is subject, which would reasonably be expected to have a material adverse effect on the business, prospects, properties, management, financial condition, stockholders’ equity or results of operations of DPCM and its subsidiaries, taken as a whole or materially affect the validity of the Shares or the legal authority or ability of DPCM to timely comply with the terms of this Subscription Agreement or the Transaction Agreement, including the issuance and sale of the Shares (a “DPCM Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of DPCM; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency, taxing authority or regulatory body, domestic or foreign, having jurisdiction over DPCM or any of its properties that would reasonably be expected to have a DPCM Material Adverse Effect.

e. Assuming the accuracy of the representations and warranties of the Subscriber set forth in Section 7 of this Subscription Agreement, DPCM is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self- regulatory organization (including the NYSE) or other person in connection with the execution, delivery and performance of this Subscription Agreement or the Transaction Agreement (including, without limitation, the issuance of the Shares by the Issuer pursuant to this Subscription Agreement), other than (i) filings with the Commission, (ii) filings required by applicable state securities laws, (iii) filings required by NYSE, including with respect to obtaining stockholder approval, (iv) filings required to consummate the Transaction as provided under the definitive documents relating to the Transaction, (v) the filing of a notification under the HSR Act, if applicable, and (vi) where the failure of which to obtain would not reasonably be expected to have a DPCM Material Adverse Effect.

f. DPCM is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) DPCM’s charter documents, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which DPCM is a party or by which DPCM’s properties or assets are bound or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over DPCM or any of its properties, except, in the case of clauses (ii) and (iii), for defaults or violations that have not had and would not be reasonably likely to have, individually or in the aggregate, a DPCM Material Adverse Effect. DPCM has not received any communication from a governmental entity that alleges that DPCM is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a DPCM Material Adverse Effect.

g. The issued and outstanding shares of DPCM Common Stock are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on NYSE under the symbol “XPOA”. There is no suit, action, proceeding or investigation pending or, to the knowledge of DPCM, threatened against DPCM by NYSE or the Commission, respectively, to prohibit or terminate the listing of, or suspend the trading of, the DPCM Common Stock on NYSE or to deregister the DPCM Common Stock under the Exchange Act. Other than in connection with the Transaction, DPCM has taken no action that is designed to terminate the registration of, or suspend the trading of, the DPCM Common Stock under the Exchange Act.

h. As of the date hereof, DPCM has made all filings, reports, statements, schedules, prospectuses, registration statements and other documents, if any, required to be filed by it with the Commission since its initial registration of its Common Stock with the Commission (the “SEC Documents”). A copy of each SEC Document is available to the Subscriber via the Commission’s EDGAR system, which SEC Documents, as of their respective filing dates or, if amended or restated, as of the date of such amendment or restatement, complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. As of the date hereof, none of the SEC Documents contained, when filed or, if amended or restated, as of the date of such amendment or restatement with respect to those disclosures that are amended or restated, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, the financial statements of DPCM included in the SEC Documents (if such financial statements have been amended or restated, as amended or restated) comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or if amended or restated, at the time of filing of such amendment or restatement) and fairly present in all material respects the financial position of DPCM as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. As of the date hereof and upon the Transaction Closing Date, there are no material outstanding or unresolved comments in comment letters from the Staff of the Commission with respect to any of the SEC Documents.

i. Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a DPCM Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of DPCM, threatened against DPCM or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against DPCM.

j. None of DPCM, any Merger Subsidiaries or any of their respective directors or officers, or, to DPCM’s knowledge, D-Wave or any of its directors or officers is (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by OFAC or in any OFAC List, or a person or entity prohibited by any OFAC sanctions program, or (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515.

k. DPCM is not, and immediately after receipt of payment by the Issuer for the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

l. DPCM has not paid, and is not under any obligation to pay, any broker’s fee or commission in connection with the sale of the Shares hereunder other than to the Placement Agents. Other than the Placement Agents, DPCM is not aware of any person that has been paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares in connection with the Subscription Agreements. DPCM is responsible for the payment of any fees or commissions of the Placement Agents.

7. Subscriber Representations and Warranties. The Subscriber represents and warrants to the Issuer and DPCM that:

a. If the Subscriber is in the United States or a U.S. person (within the meaning of Regulation S), the Subscriber is (i) a qualified institutional buyer or (ii) an Institutional Accredited Investor, in each case, satisfying the requirements set forth on Schedule A, and is acquiring the Shares only for its own account for investment purposes only and not for the account of others, or if the undersigned is acquiring the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an Institutional Accredited Investor and the undersigned has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). The Subscriber understands that the offering of the Shares meets an exemption from filing under Financial Industry Regulatory Authority (“FINRA”) Rule 5123(b)(1).

b. If the Subscriber is not in the United States it (a) is not subscribing for the Shares for the account of or benefit of a person in the United States, (b) was not offered the Shares in the United States, (c) did not execute or deliver this Subscription Agreement in the United States and the buy order for Subscriber’s Shares did not originate in the United States, (d) has no intention to distribute either directly or indirectly any of the Shares in the United States and will not offer, sell or otherwise transfer, directly or indirectly, any of the Shares to, or for the account or benefit of, a person in the United States except pursuant to (i) registration under the Securities Act and the securities laws of all applicable states or (ii) available exemptions therefrom and (e) did not receive the offer to purchase the Shares as a result of, nor will it engage in, any “directed selling efforts” (as defined in Regulation S).

c. The Subscriber (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares. Accordingly, the Subscriber understands that the offering of the Shares meets applicable exemptions from filing under the FINRA Rules.

d. The Subscriber understands that the Shares are being offered (i) in the United States in a transaction not involving any public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) in “offshore transactions” within the meaning of Regulation S and that the offer and sale of the Shares have not been registered under the Securities Act. The Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Subscriber absent an effective registration statement under the Securities Act except (i) to the Issuer or a subsidiary thereof, (ii) pursuant to offers and sales that qualify as “offshore transactions” within the meaning of Regulation S or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (ii) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any DRS advice or book-entry positions representing the Shares shall contain a legend to such effect. The Subscriber acknowledges that the Shares will not be immediately eligible for resale or transfer pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), that Rule 144 will not be available until 12 months following the Transaction Closing and filing of Form 10 information with the Commission and, as a result, the Subscriber may not be able to readily resell or transfer the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

e. The Subscriber understands and agrees that the Subscriber is purchasing Shares directly from the Issuer. The Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to the Subscriber by the Issuer, DPCM, their respective officers or directors, or any other party to the Transaction or person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements included in this Subscription Agreement.

f. Either (i) the Subscriber is not a Benefit Plan Investor as contemplated by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or (ii) the Subscriber’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

g. The Subscriber is not currently (and at all times through Subscription Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), other than a group consisting solely of the Subscriber and its affiliates, including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

h. The Subscriber acknowledges and agrees that the Subscriber has received and has had an adequate opportunity to review, such financial and other information as the Subscriber deems necessary in order to make an investment decision with respect to the Shares and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. Without limiting the generality of the foregoing, the Subscriber acknowledges that it has reviewed the risk factors provided to the Subscriber by the Issuer and/or DPCM. The Subscriber represents and agrees that the Subscriber and the Subscriber’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information as the Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Subscriber further acknowledges that the information provided to the Subscriber is preliminary and subject to change and neither the Issuer nor DPCM is under any obligation to inform the Subscriber regarding any such changes, except to the extent such changes would reasonably be expected to cause the failure of the Issuer and/or DPCM to satisfy a condition to the Subscriber’s obligations at the Subscription Closing.

i. The Subscriber became aware of this offering of the Shares solely by means of direct contact between the Subscriber, the Issuer and DPCM or a representative of the Issuer and/or DPCM, and the Shares were offered to the Subscriber solely by direct contact between the Subscriber, the Issuer and DPCM or a representative of the Issuer and/or DPCM. The Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to the Subscriber, by any other means. The Subscriber acknowledges that the Issuer’s representation and warranty that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

j. The Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares. The Subscriber is able to fend for himself, herself or itself in the transactions completed herein, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and has the ability to bear the economic risks of such investment in the Shares and can afford a complete loss of such investment. The Subscriber has sought such accounting, legal and tax advice as the Subscriber has considered necessary to make an informed investment decision.

k. Alone, or together with any professional advisor(s) (which, for the avoidance of doubt, explicitly excludes the Placement Agents), the Subscriber has analyzed and considered the risks of an investment in the Shares and determined that the Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Subscriber’s investment in the Issuer. The Subscriber acknowledges specifically that a possibility of total loss exists.

l. In making its decision to purchase the Shares, the Subscriber has relied solely upon independent investigation made by the Subscriber and the representations, warranties and covenants contained herein. Without limiting the generality of the foregoing, the Subscriber has not relied on any statements or other information provided by the Placement Agents concerning the Issuer, DPCM or the Shares or the offer and sale of the Shares. Subscriber acknowledges and agrees that Subscriber had access to, and an adequate opportunity to review, financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares.

m. The Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

n. The Subscriber is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into and perform its obligations under this Subscription Agreement.

o. The execution, delivery and performance by the Subscriber of this Subscription Agreement are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Subscriber is a party or by which the Subscriber is bound which would reasonably be expected to have a material adverse effect on the legal authority or ability of the Subscriber to enter into and perform its obligation under this Subscription Agreement, and, if the Subscriber is not an individual, will not violate any provisions of the Subscriber’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Subscriber is an individual, has legal competence and capacity to execute the same or, if the Subscriber is not an individual, the signatory has been duly authorized to execute the same, and assuming the due authorization, execution and delivery of the same by each of the Issuer and DPCM, this Subscription Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

p. Neither the due diligence investigation conducted by the Subscriber in connection with making its decision to acquire the Shares nor any representations and warranties made by the Subscriber herein shall modify, amend or affect the Subscriber’s right to rely on the truth, accuracy and completeness of the Issuer’s and DPCM’s respective representations and warranties contained herein.

q. The Subscriber is not (i) a person or entity named on the OFAC List, or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Subscriber is permitted to do so under applicable law. If the Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), to the extent required, the Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Subscriber and used to purchase the Shares were legally derived.

r. As of the date of this Subscription Agreement the Subscriber does not have, and during the 30-day period immediately prior to the date of this Subscription Agreement the Subscriber has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or Short Sale positions with respect to the securities of DPCM. For purposes of this Section 7 and Section 11, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

s. Subscriber will have sufficient funds to pay the Purchase Price at the Subscription Closing.

t. No disclosure or offering document has been delivered to the Subscriber by Citigroup Global Markets Inc. or Morgan Stanley & Co. LLC (together, the “Placement Agents”) or any of their respective affiliates in connection with the offer and sale of the Shares.

u. The Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation and do not have any responsibility with respect to the Issuer, DPCM or the Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by the Issuer or DPCM.

v. In connection with the issue and purchase of the Shares, the Placement Agents have not acted as the Subscriber’s financial advisor or fiduciary. The Subscriber acknowledges that the information and projections supplied to the Subscriber were prepared without the participation of the Placement Agents and the Placement Agents assume no responsibility for independent verification of, or the accuracy or completeness of, such information or projections. The Subscriber hereby further acknowledges and agrees that (i) the Placement Agents are acting solely as placement agents in connection with the transactions contemplated hereby and are not acting as an underwriter, initial purchaser, dealer or in any other such capacity for the Subscriber, the Issuer, DPCM or any other person or entity in connection with the transactions contemplated hereby, (ii) the Placement Agents have not made and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the transactions contemplated hereby, and (iii) the Placement Agents will have no responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the transactions contemplated hereby or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the financial condition, business, or any other matter concerning the Issuer, DPCM or the transactions contemplated hereby. To the extent permitted by applicable law, the Subscriber agrees that it shall not seek redress from the Placement Agents for all or part of any such loss or losses the Subscriber may suffer. The Subscriber is able to sustain a complete loss on its investment in the Shares.

w. (i) The operations of the Subscriber are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any authority, and (ii) funds used to purchase the Shares which will be advanced by the Subscriber to the Issuer hereunder will not represent proceeds of crime for the purposes of the Criminal Code (Canada) or the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (collectively with such items described in (i), the “Anti-Money Laundering Laws”) and the Subscriber acknowledges that the Issuer and/or DPCM may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the Anti-Money Laundering Laws and the legislation, regulations or instruments enacting Canadian Economic Sanctions (as defined below). The Subscriber is not a person or entity identified on a list established under any Anti-Money Laundering Law (including, without limitation, Section 83.05 of the Criminal Code (Canada)) and the Subscriber is not a person or entity identified in the legislation or regulations enacting any economic or financial sanctions, laws, regulations, embargoes, or restrictive measures imposed, administered or enforced by Canada, including but not limited to, the provisions of the United Nations Act (Canada), the Special Economic Measures Act (Canada) or any other economic sanctions laws administered by applicable Canadian regulatory authorities (collectively, “Canadian Economic Sanctions”). To the best of its knowledge, none of the subscription funds to be provided by the Subscriber: (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and the Subscriber will promptly notify the Issuer and DPCM if the Subscriber discovers that any of such representations cease to be true and provide the Issuer and DPCM with appropriate information in connection therewith; none of the funds the Subscriber is using to purchase the Shares are, to the knowledge of the Subscriber, proceeds obtained or delivered, directly or indirectly, as a result of illegal activities.

x. The Subscriber acknowledges and agrees that the sale and delivery of the Shares to Subscribers located in or subject to the securities laws of a province or territory of Canada, is conditional upon such sale being exempt from the requirements under the securities laws and regulations of each of the provinces and territories of Canada (“Canadian Securities Laws”) as to the filing and delivery of a prospectus and that the Shares have not been qualified under a prospectus under Canadian Securities Laws. The Subscriber acknowledges that the Issuer, as of the date hereof, is not a “reporting issuer” in any jurisdiction in Canada, that the Shares are subject to statutory resale restrictions under applicable Canadian Securities Laws of the province of which the Subscriber resides (as applicable) and under other applicable Canadian Securities Laws which resale restriction may apply outside of Canada, and the Subscriber covenants that it will not resell the Shares except in compliance with such laws.

y. If the Subscriber is located in or subject to the securities laws of a province or territory of Canada, the Subscriber (a) is an “accredited investor” (as defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) or Section 73.3(1) of the Securities Act (Ontario), as applicable) in each case, satisfying the applicable requirements set forth in Schedule B, (b) is acquiring the Shares as principal for its own account and not as agent or for the benefit of any other person or is deemed under NI 45-106 or the Securities Act (Ontario), as applicable, to be purchasing the Shares as principal, and (c) was not created, and is not being used, solely to purchase or hold securities as an “accredited investor” (as defined in NI 45-106 or the Securities Act (Ontario), as applicable), (d) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of Canadian Securities Laws, (e) is a “permitted client” (as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations), and (f) hereby declares, represents, warrants and agrees as set forth in the attached Schedule B (and shall provide the requested information on Schedule B following the signature page hereto).

8. Registration Rights.

a. The Issuer agrees that, within 30 calendar days after the Subscription Closing (the “Filing Deadline”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale or transfer of the Shares, and the Issuer shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or if the Commission notifies the Issuer that it will “review” the Registration Statement, 90th calendar day) following the Subscription Closing, and (ii) the 5th business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include the Shares in the Registration Statement are contingent upon the Subscriber furnishing in writing to the Issuer such information regarding the Subscriber, the securities of the Issuer held by the Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by the Issuer to effect the registration of the Shares, and shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations; provided, that the Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. Notwithstanding the foregoing, if the Commission prevents the Issuer from including in the Registration Statement any or all of the Shares due to limitations on the use of Rule 415 of the Securities Act for the resale or transfer of the Shares by the applicable stockholders or otherwise (and notwithstanding that the Issuer used diligent efforts to advocate with the staff of the Commission for the registration of all or a greater portion of the Shares), the Registration Statement shall register for resale or transfer such number of Shares which is equal to the maximum number of Shares as is permitted by the Commission. In such event, the number of Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. If the Commission requests that the Subscriber be identified as a statutory underwriter in the Registration Statement, the Subscriber will have an opportunity to withdraw from the Registration Statement and, as promptly as practicable after being permitted to register additional Shares under Rule 415 under the Securities Act, the Issuer shall amend the Registration Statement or file one or more new Registration Statement(s) (such amendment or new Registration Statement shall also be deemed to be “Registration Statement” hereunder) to register such additional Shares and cause such Registration Statement to become effective as promptly as practicable after the filing thereof, but in any event no later than 30 calendar days after the filing of such Registration Statement (the “Additional Effectiveness Date”); provided, that the Additional Effectiveness Date shall be extended to 60 calendar days after the filing of such Registration Statement if the Commission notifies the Issuer that it will “review” such Registration Statement; provided, further the Issuer shall have such Registration Statement declared effective within 5 business days after the date the Issuer is notified in writing by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review. The Issuer will use its reasonable best efforts to maintain the continuous effectiveness of the Registration Statement until the earliest of (i) the fourth anniversary of the Subscription Closing, (ii) the date on which Subscriber ceases to hold any Shares, or (iii) on the first date on which Subscriber is able to sell all of its Shares under Rule 144 without limitation as to the amount of such securities that may be sold and as to the manner of sale and without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Deadline or to effect such Registration Statement by the Effectiveness Date (or any Additional Effectiveness Date) shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement set forth in this Section 8. Upon notification by the Commission that any Registration Statement has been declared effective by the Commission, within two business days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer shall provide a draft of the Registration Statement to Subscriber for review at least four business days in advance of filing of the Registration Statement, and Subscriber shall provide any comments on the Registration Statement to the Issuer no later than the day immediately preceding the filing of the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement; provided, that if the Commission requires that the Subscriber be identified as a statutory underwriter in the Registration Statement, the Subscriber will have the option, in its sole and absolute discretion, to either (i) have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Issuer, in which case the Issuer’s obligation to register the Shares will be deemed satisfied or (ii) be included as such in the Registration Statement.

b. Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending, an event has occurred or circumstances exist, which negotiation, consummation, event or circumstances, the Issuer’s management reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s management, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement on more than two occasions or for more than 45 consecutive calendar days, or more than 90 total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event (which notice shall not contain material non-public information and which notice shall not subject the Subscriber to any duty of confidentiality) during the period that the

Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Subscriber agrees that it will promptly discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales (which notice shall not contain any material, nonpublic information or subject the Subscriber to any duty of confidentiality). If so directed by the Issuer, the Subscriber will deliver to the Issuer or, in the Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in the Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent the Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary, the Issuer shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Subscriber in connection with any sale of Shares with respect to which the Subscriber has entered into a contract for sale, prior to the Subscriber’s receipt of the notice of a Suspension Event and for which the Subscriber has not yet settled.

c. In the case of the registration, qualification, exemption or compliance effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request, inform the Subscriber as to the status of such registration, qualification, exemption and compliance. At its expense the Issuer shall:

i.	advise the Subscriber within two business days:

A.	when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

B.	of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

C.	of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

D.

of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

E.

subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising the Subscriber of such events, provide the Subscriber with any material, nonpublic information regarding the Issuer or subject the Subscriber to any duty of confidentiality;

ii.	use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

iii.

upon the occurrence of any Suspension Event, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its reasonable best efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

iv.

until the Subscriber no longer holds any Shares, use its reasonable best efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Shares issued by the Issuer have been listed;

v.

until the Subscriber no longer holds any Shares, use its reasonable best efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby and to enable Subscriber to sell the Shares under Rule 144 including, but not limited to, filing all reports and other materials required to be filed by the Exchange Act to the extent the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable Subscriber to sell the Shares under Rule 144; and

vi.

if the Shares acquired hereunder are at any time either eligible to be sold (i) pursuant to an effective Registration Statement or (ii) without volume or manner of sale limitations under Rule 144 under the Securities Act, then at the Subscriber’s request, the Issuer will take such commercially reasonable actions necessary, in cooperation with the Issuer’s transfer agent (including, if required by the Issuer’s transfer agent, delivering an opinion of the Issuer’s counsel in a form reasonably acceptable to the Issuer’s transfer agent), to remove any restrictive legend set forth on such Shares so that Subscriber can move the Shares to its prime brokerage accounts without restriction (provided that in the case of (i) above, the Subscriber will represent to transfer the Shares only pursuant to the Issuer’s effective resale shelf Registration Statement on Form S-1 (or any other applicable form) in a manner contemplated therein, where the Subscriber shall deliver a representation letter to the Issuer’s counsel, in form and substance reasonably acceptable to Issuer’s counsel (and if requested by the Issuer’s counsel, a representation letter from Subscriber’s prime broker) and in the case of (ii) above, the Subscriber shall deliver a representation letter to the Issuer’s counsel in form and substance reasonably acceptable to the Issuer’s counsel).

The Issuer shall, at its sole expense, use reasonable best efforts to file in a timely manner (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports and other documents under the Exchange Act necessary to enable the Subscriber to resell the Shares pursuant to the Registration Statement. For as long as the Subscriber holds Shares, the Issuer shall, at its sole expense, use reasonable best efforts to file in a timely manner (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports and other documents under the Exchange Act necessary to enable the Subscriber to resell the Shares pursuant to Rule 144, when available. The Issuer shall, at its sole expense, upon appropriate notice from the Subscriber stating that Shares have been sold or transferred pursuant to an effective Registration Statement or Rule 144, use reasonable best efforts to have the Issuer’s transfer agent timely prepare and deliver certificates or evidence of book-entry positions representing the Shares to be delivered to a transferee pursuant to such Registration Statement, which certificates or book-entry positions shall be free of any restrictive legends and in such denominations and registered in such names as the Subscriber may request. Further, the Issuer, at its sole expense, and subject to applicable law, shall use reasonable best efforts to cause its legal counsel to (a) issue to the transfer agent and maintain a “blanket” legal opinion instructing the transfer agent that, in connection with a sale or transfer of “restricted securities” (i.e., securities issued pursuant to an exemption from the registration requirements of Section 5 of the Securities Act), the resale or transfer of which restricted securities has been registered pursuant to an effective Registration Statement by the holder thereof named in such Registration Statement, upon receipt of an appropriate broker representation letter and other such documentation as the Issuer’s counsel reasonably deems necessary and appropriate and after confirming compliance with relevant prospectus delivery requirements, is authorized to remove any applicable restrictive legend in connection with such sale or transfer and (b) if the Shares are not registered pursuant to an effective Registration Statement, issue to the transfer agent a legal opinion to facilitate the sale or transfer of the Shares and removal of any restrictive legends pursuant to any exemption from the registration requirements of Section 5 of the Securities Act that may be available to a requesting Subscriber; provided, that in the case of a request to remove such restrictive legends in connection with a sale or transfer of Shares pursuant to clause (a) or (b) above, the Issuer shall use its reasonable best efforts to cause the Issuer’s transfer agent to remove any such applicable restrictive legends in connection with such sale or transfer within two business days of such request. The Issuer shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Issuer and any exercise notice delivered by the Subscriber), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Subscriber other than income and capital gains taxes of the Subscriber that may be incurred in connection with the transactions contemplated hereby.

d. The Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that the Subscriber not receive notices from the Issuer otherwise required by this Section 8; provided, however, that the Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from the Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to the Subscriber and the Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to the Subscriber’s intended use of an effective Registration Statement, the Subscriber will notify the Issuer in writing at least two business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 8(d)) and the related suspension period remains in effect, the Issuer will so notify the Subscriber, within one business day of the Subscriber’s notification to the Issuer, by delivering to the Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide the Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability (which notices shall not contain any material, nonpublic information or subject the Subscriber to any duty of confidentiality).

e. The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the Subscriber (if the Subscriber is named as a selling stockholder under the Registration Statement), its officers, directors, trustees, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each of them, and each person who controls the Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) officers, directors, trustees, agents, partners, members, managers, stockholders, affiliates, employees and investment advisers of each such controlling person to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in any Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Issuer of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section

8, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 8 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by a Subscriber expressly for use in such Registration Statement, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner to the extent required, (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405 of the Securities Act) that was not authorized in writing by the Issuer, or (D) in connection with any offers, sales or transfers effected by or on behalf of a Subscriber in violation of Section 8(e) hereof. The Issuer shall notify the Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 8 of which the Issuer is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Subscriber.

f. The Subscriber shall, severally and not jointly with any Other Subscriber or other person that is a party to any Other Subscription Agreements, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 8 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by the Subscriber upon the sale of the Shares giving rise to such indemnification obligation. The Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 8 of which the Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by the Subscriber.

g. Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party)

and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

h. If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be subject to the limitations set forth in this Section 8 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8 from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 8(h) shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation.

i. For purposes of this Section 8, “Shares” shall mean, as of any date of determination, the Shares acquired by the Subscriber pursuant to this Subscription Agreement and any other equity security issued or issuable with respect to such Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event.

9. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) the termination of the Transaction Agreement in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement,

(c) if any of the conditions to the Subscription Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived upon or prior to the Subscription Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Subscription Closing, or (d) at the election of the Subscriber, if the Transaction Closing shall not have occurred by the Termination Date (as defined in the Transaction Agreement); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify the Subscriber of the termination of the Transaction Agreement after the termination of such agreement. For the avoidance of doubt, if any termination hereof occurs after the delivery by the Subscriber of the Purchase Price for the Shares, the Issuer shall promptly (but not later than one business day thereafter) return the Purchase Price to the Subscriber without any deduction for or on account of any tax, withholding, charges, or set-off.

10. Trust Account Waiver. The Subscriber acknowledges that DPCM is a special purpose acquisition company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving DPCM and one or more businesses or assets. The Subscriber further acknowledges that, as described in DPCM’s prospectus relating to its initial public offering, dated October 20, 2020 and filed with the Commission on October 23, 2020 and available at www.sec.gov (the “Prospectus”), substantially all of DPCM’s assets consist of the cash proceeds of DPCM’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of DPCM, its public stockholders and the underwriters of DPCM’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to DPCM to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of DPCM entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account, in each case, as a result of, or arising out of, this Subscription Agreement; provided that nothing in this Section 10 shall be deemed to limit or prohibit (i) the Subscriber’s right to pursue a claim against DPCM for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, (ii) any claims that the Subscriber may have in the future against DPCM’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) or (iii) the Subscriber’s right, title, interest or claim to the Trust Account by virtue of the Subscriber’s record or beneficial ownership of DPCM Common Stock.

11. No Short Sales. The Subscriber hereby agrees that, from the date of this Agreement, neither the Subscriber nor any person or entity acting on behalf of the Subscriber or pursuant to any understanding with the Subscriber will engage in any Short Sales with respect to any Shares or any securities of the Issuer or DPCM or any instrument exchangeable for or convertible into any Shares or any other securities of the Issuer or DPCM prior to the Subscription Closing. Notwithstanding the foregoing, nothing herein shall prohibit other entities under common management with the Subscriber that have no knowledge of this Agreement or of the Subscriber’s participation in the transactions contemplated hereby (including the Subscriber’s controlled affiliates and/or affiliates) from entering into any “short sales”. Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit any affiliate of the Subscriber from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions contained in this Section 11 shall not apply to any Shares or any securities convertible into or exercisable or exchangeable for Shares acquired by any affiliate of the Subscriber following the date of this Subscription Agreement.

12. Miscellaneous.

a. DPCM shall, no later than 9:00 a.m., New York City time, on the first business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Issuer or DPCM or any of its officers, directors, employees, affiliates or agents (including the Placement Agents) has provided to the Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, the Subscriber shall not be in possession of any material, non-public information received from the Issuer, DPCM or any of their respective officers, directors, employees, affiliates or agents (including the Placement Agents) and from the issuance of the Disclosure Document, the Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Issuer, DPCM, any of their respective officers, directors, employees or any of their respective affiliates or agents (including the Placement Agents). Except with the express written consent of the Subscriber and unless prior thereto the Subscriber, the Issuer and DPCM shall have executed a written agreement regarding the confidentiality and use of such information, each of the Issuer and DPCM shall not, and shall cause their respective officers, directors, employees and agents, not to, provide Subscriber with any material, non-public information regarding the Issuer, DPCM or the Transaction from and after the filing of the Disclosure Document. Each of the Issuer and DPCM understands and confirms that the Subscriber and its affiliates will rely on the foregoing representations in effecting transactions in securities of DPCM. Notwithstanding anything in this Subscription Agreement to the contrary, each party hereto acknowledges and agrees that without the prior written consent of the other party hereto it will not (and in the case of each of the Issuer and DPCM, it will cause its representatives, including the Placement Agents not to) publicly make reference to such other party or any of its affiliates (i) in connection with the Transaction or this Subscription Agreement (provided that the Subscriber may disclose its entry into this Subscription Agreement and the Purchase Price) or (ii) in any promotional materials, media, or similar circumstances, except, in each case, as required by law or regulation or at the request of the Staff or regulatory agency or under the regulations of NYSE, including, in the case of the Issuer and DPCM (a) as required by the federal securities law in connection with the Registration Statement, (b) the filing of a form of this Subscription Agreement with the Commission and (c) the filing of the Registration Statement on Form S-4 and related proxy statement to be filed by the Issuer with respect to the Transaction, in which case the Issuer shall provide the Subscriber with prior written notice of such disclosure permitted under this subclause (ii) and shall reasonably consult with Subscriber regarding such disclosure.

b. Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Shares acquired hereunder, if any, and the rights set forth in Section 8) may be transferred or assigned without the prior written consent of the other party hereto; provided, that Subscriber may transfer or assign all or a portion of its rights under this Subscription Agreement, with the Issuer’s and DPCM’s consent, to another person; provided further that this Subscription Agreement and any of the Subscriber’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as the Subscriber or by an affiliate (as defined under the Exchange Act) of such investment manager without the prior written consent of the Issuer or DPCM.

c. The Issuer and DPCM may request from the Subscriber such additional information as the Issuer or DPCM may deem reasonably necessary to evaluate the eligibility of the Subscriber to acquire the Shares, and the Subscriber promptly shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures, provided that each of the Issuer and DPCM agrees to keep confidential any such information to the extent such information is not in the public domain, was not provided lawfully to the Issuer or DPCM by another source not under a duty of confidentiality and except to the extent disclosure of such information by the Issuer or DPCM is compelled by law, court order or a self- regulatory organization such as NYSE or FINRA or required to be included in the Registration Statement, in which case, the Issuer or DPCM shall provide the Subscriber with prior written notice of any disclosure of such information if reasonably practicable and legally permitted and shall reasonably consult with Subscriber regarding such disclosure.

d. The Subscriber acknowledges that the Issuer, DPCM and the Placement Agents and, only following the Subscription Closing and the Transaction Closing, D-Wave may rely on the acknowledgments, understandings, agreements, representations and warranties of the Subscriber contained in this Subscription Agreement as if such acknowledgments, understandings, agreements, representations and warranties were made directly to them. Each of the Issuer and DPCM acknowledges that the Subscriber and the Placement Agents are entitled to and will rely on the acknowledgements, understandings, agreements, representations and warranties of each of the Issuer and DPCM, respectively, contained in this Subscription Agreement. Prior to the Subscription Closing, the Subscriber agrees to notify the Issuer, DPCM and the Placement Agents promptly if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Subscriber shall notify the Issuer, DPCM and the Placement Agents if they are no longer accurate in all respects). Prior to the Subscription Closing, each of the Issuer and DPCM agrees to notify the Subscriber and the Placement Agents promptly if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, Issuer Material Adverse Effect or DPCM Material Adverse Effect, in which case the Issuer or DPCM, respectively, shall notify the Subscriber and the Placement Agents if they are no longer accurate in all respects). The Subscriber further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Subscriber contained in Section 7 of this Subscription Agreement. Each of the Issuer and DPCM acknowledges and agrees that the Placement Agents and all indemnified parties as set forth in Section 8 are third-party beneficiaries of the representations and warranties of the Issuer and DPCM contained in Sections 5 and 6, respectively, of this Subscription Agreement.

e. The Issuer, DPCM, the Subscriber and the Placement Agents are entitled to rely upon this Subscription Agreement and each party hereto is irrevocably authorized to produce this Subscription Agreement or a copy hereof when required by law, governmental authority or self- regulatory organization to do so in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

f. Except if required by law, governmental authority or self-regulatory organization, without the prior written consent of the Subscriber, neither the Issuer nor DPCM shall cause its representatives, including the Placement Agents and their respective representatives, not to, disclose the existence of this Subscription Agreement or any negotiations related hereto, or to use the name of the Subscriber or any information provided by the Subscriber in connection herewith in or for the purpose of any marketing activities or materials or for any similar or related purpose.

g. All the agreements, representations and warranties made by each party in this Subscription Agreement shall survive the Subscription Closing.

h. This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 9 hereof) except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought; provided that any rights (but not obligations) of a party under this Subscription Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party; provided that Sections 5, 6, 7, 12(d) and 12(e) of this Subscription Agreement may not be modified, waived or terminated in a manner that is material and adverse to the Placement Agents without the prior written consent of the Placement Agents.

i. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise expressly set forth in subsection (d) of this Section 12 and Section 8, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

j. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

k. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

l. This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

m. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled to seek at law, in equity, in contract, in tort or otherwise.

n. Any notice, request, claim, demand, waiver, consent, approval or other communication which is required or permitted hereunder shall be in writing and shall be deemed given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier postage prepaid (receipt requested), (c) on the date sent by email (with no “bounceback” or notice of non-delivery) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient or (d) on the third business day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 12(n)):

i.	if to the Subscriber, to such address or addresses set forth on the Subscriber’s signature page hereto;

ii.	if to the Issuer or DPCM prior to the Transaction Closing, to:

DPCM Capital, Inc.

382 NE 191 Street, #24148

Miami, FL 33179

Attention: Emil Michael

Telephone: (305) 857-5086

With a required copy to (which shall not constitute notice):

Greenberg Traurig, LLP

MetLife Building

200 Park Avenue

New York, New York 10166

Attention:     Alan Annex

                      Kevin Friedmann

Email:          AnnexA@gtlaw.com

                      FriedmannK@gtlaw.com

iii.	If to D-Wave prior to the Transaction Closing, to:

D-Wave Systems Inc.

3033 Beta Avenue

Burnaby, BC V5G 4M9

Attention:     Tanya Rothe

E-mail:         legal@dwavesys.com

With required copies to (which shall not constitute notice):

Blake, Cassels & Graydon LLP

Suite 2600, 595 Burrard Street

Vancouver, B.C. V7X 1L3

Attention:     Steven McKoen

E-mail:         steven.mckoen@blakes.com

and

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention:   Adam M. Givertz

E-mail:       agivertz@paulweiss.com

iv.	If to the Issuer or DPCM after the Transaction Closing, to:

D-Wave Systems Inc.

3033 Beta Avenue

Burnaby, BC V5G 4M9

Attention:   Tanya Rothe

E-mail:       legal@dwavesys.com

With required copies to (which shall not constitute notice):

Blake, Cassels & Graydon LLP

Suite 2600, 595 Burrard Street

Vancouver, B.C. V7X 1L3

Attention:  Steven McKoen

E-mail:      steven.mckoen@blakes.com

and

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019

Attention:  Adam M. Givertz

E-mail:      agivertz@paulweiss.com

o. THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 12(n) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12(o).

p. Each of the Issuer and DPCM covenant to the Subscriber that, if either (i) an Other Subscription Agreement or (ii) any subscription agreement or similar purchase agreement constituting Additional PIPE Financing (as defined in the Transaction Agreement) (an “Additional PIPE Financing Subscription Agreement”), as applicable, contains more favorable terms and/or conditions (as the case may be) than the terms and/or conditions contained in this Subscription Agreement, then the terms and conditions of this Subscription Agreement shall be, without any further action by the Subscriber, the Issuer or DPCM, automatically amended and modified in an economically and legally equivalent manner such that the Subscriber shall receive the benefit of such more favorable terms and/or conditions (as the case may be) set forth in such Other Subscription Agreement or Additional PIPE Financing Subscription Agreement, as applicable, and the Issuer or DPCM will notify Subscriber within three (3) calendar days following acceptance of the Subscriber’s subscription by the Issuer and DPCM (or in the case of an Additional PIPE Financing Subscription Agreement, within three (3) calendar days following acceptance of such Additional PIPE Financing Subscription Agreement) of any such amended or modified term or condition; provided that upon written notice to the Issuer and DPCM, at any time, the Subscriber may elect not to accept the benefit of any or all of such amended or modified terms or conditions, in which event any such terms or conditions not accepted shall be deemed not to have amended or modified this Subscription Agreement.

q. If any change in the Common Stock shall occur between the date hereof and immediately prior to the Subscription Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number and type of Shares issued to the Subscriber and the Purchase Price shall be appropriately adjusted to reflect such change.

r. The words “hereof,” “herein,” “hereinafter,” “hereunder,” and “hereto” and words of similar import refer to this Subscription Agreement as a whole and not to any particular section or subsection of this Subscription Agreement and reference to a particular section of this Subscription Agreement will include all subsections thereof, unless, in each case, the context otherwise requires. Unless otherwise indicated the words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Except where otherwise indicated, all references to currency amounts in this Subscription Agreement, including the schedules hereto, shall mean United States dollars and references to “C$” shall mean Canadian dollars. Each of the parties cooperated in the drafting and preparation of this Subscription Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which shares are to be registered	Date: __________________, 2022
(if different):

Subscriber’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Email Address:	Email Address:
Aggregate Purchase Price:* $

The above Subscriber agrees that it shall pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

*	The number of Shares to be delivered pursuant to this Subscription Agreement will be equal to the Purchase Price, divided by $10.00 and multiplied by the Exchange Ratio.

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, each of D-Wave Quantum Inc. and DPCM Capital, Inc. has accepted this Subscription Agreement as of the date set forth below.

DPCM CAPITAL, INC.

By:
Name:
Title:

D-WAVE QUANTUM INC.

By:
Name:
Title:

Date: ______________________, 2022

[Signature Page to Subscription Agreement]

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

1.	☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

	☐	We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such accounts is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the applicable subparagraphs):

1.	☐	We are an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (7), (9), (12) or (13) under the Securities Act) for one or more of the following reasons (Please check the applicable subparagraphs):

	☐	We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

	☐	We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

	☐	We are an insurance company, as defined in Section 2(a)(13) of the Securities Act.

	☐	We are an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) or a business development company, as defined in Section 2(a)(48) of that act.

	☐	We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

	☐	We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

	☐	We are an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, which is

Schedule A

which is either a bank, savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Adviser’s Act”).

☐	We are an organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5 million.

☐	We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	We are an investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

☐	We are a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐	We are a family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, that (i) has assets under management in excess of $5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment;

☐	We are a family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements of clause (d) above and whose prospective investment in the Issuer is directed by that family office pursuant to clause (12)(iii) above;

☐	We are an entity of a type not previously listed that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of $5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act;

☐	We are an entity in which all of the equity owners are institutional accredited investors under any of the above subparagraphs.

Schedule A

C	AFFILIATE STATUS

(Please check the applicable box) THE SUBSCRIBER:

	☐	is:

	☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by the Subscriber and constitutes a part of the Subscription Agreement

Schedule A

SCHEDULE B

ELIGIBILITY REPRESENTATIONS OF THE SUBSCRIBER

(Canadian Investors Only)

1.	We hereby declare, represent and warrant that:

(a)

we are purchasing the Shares as principal for our own account, or are deemed to be purchasing the Shares as principal for our own account in accordance with applicable Canadian securities laws, and not as agent for the benefit of another investor;

(b)	we are residents in or subject to the laws of one of the provinces or territories of Canada;

(c)

we are entitled under applicable securities laws to purchase the Shares without the benefit of a prospectus qualified under such securities laws and, without limiting the generality of the foregoing, are both:

a.

an “accredited investor” as defined in section 1.1 of National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”) or section 73.3(1) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion in Section 11 below, and we are not a person created or used solely to purchase or hold securities as an “accredited investor” as described in paragraph (m) of the definition of “accredited investor” in section 1.1 of NI 45-106; and

b.

a “permitted client” as defined in section 1.1 of National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations by virtue of satisfying the indicated criterion in Section 12 below

(d)

we have received, reviewed and understood, this Subscription Agreement and certain disclosure materials relating to the placing of Shares in Canada and, are basing our investment decision solely on this Subscription and the materials provided by the Issuer and not on any other information concerning the Issuer or the offering of the Shares;

(e)

the acquisition of Shares does not and will not contravene any applicable Canadian securities laws, rules or policies of the jurisdiction in which we are resident and does not trigger (i) any obligation to prepare and file a prospectus or similar document or (ii) any registration or other similar obligation on the part of any person;

(f)

we will execute and deliver within the applicable time periods all documentation as may be required by applicable Canadian securities laws to permit the purchase of the Shares on the terms set forth herein and, if required by applicable Canadian securities laws, will execute, deliver and file or assist the Issuer in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Shares as may be required by any applicable Canadian securities laws, securities regulator, stock exchange or other regulatory authority; and

(g)

neither we nor any party on whose behalf we are acting has been established, formed or incorporated solely to acquire or permit the purchase of Shares without a prospectus in reliance on an exemption from the prospectus requirements of applicable Canadian securities laws.

2.

We are aware of the characteristics of the Shares, the risks relating to an investment therein and agree that we must bear the economic risk of its investment in the Shares. We understand that we will not be able to resell the Shares under applicable Canadian securities laws except in accordance with limited exemptions and compliance with other requirements of applicable law, and we (and not the Issuer) are responsible for compliance with applicable resale restrictions or hold periods and will comply with all relevant Canadian securities laws in connection with any resale of the Shares.

3.

We hereby undertake to notify the Issuer immediately of any change to any declaration, representation, warranty or other information relating to us set forth herein which takes place prior to the closing of the purchase of the Shares applied for hereby.

4.

We understand and acknowledge that (i) the Issuer is not a reporting issuer in any province or territory in Canada and its securities are not listed on any stock exchange in Canada and there is currently no public market for the Shares in Canada; and (ii) the Issuer currently has no intention of becoming a reporting issuer in Canada and the Issuer is not obligated to file and has no present intention of filing a prospectus with any securities regulatory authority in Canada to qualify the resale of the Shares to the public, or listing the Issuer’s securities on any stock exchange in Canada and thus the applicable restricted period or hold period may not commence and the Shares may be subject to an unlimited hold period or restricted period in Canada and in that case may only be sold pursuant to limited exemptions under applicable securities legislation.

5.

We confirm we have reviewed applicable resale restrictions under relevant Canadian legislation and regulations and we acknowledge that any certificates evidencing the Shares will be endorsed with a legend setting out resale restrictions under applicable Canadian securities laws in substantially the following form:

“Unless permitted under securities legislation, the holder of this security must not trade the security before the date that is four months and one day after the later of (i) [insert distribution date], and (ii) the date the issuer became a reporting issuer in any Canadian province or territory.”

6.

It is acknowledged that we should consult our own legal and tax advisors with respect to the tax consequences of an investment in the Shares in our particular circumstances and with respect to the eligibility of the Shares for investment by us and resale restrictions under relevant Canadian legislation and regulations, and that we have not relied on the Issuer, DPCM or on the contents of the disclosure materials provided by the Issuer or DPCM, for any legal, tax or financial advice.

7.

If we are a resident of Quebec, we acknowledge that it is our express wish that all documents evidencing or relating in any way to the sale of the Shares be drawn in the English language only. Si nous sommes résidents de la province de Québec, nous reconnaissons par les présentes que c’est notre volonté expresse que tous les documents faisant foi ou se rapportant de quelque manière à la vente des engagements soient rédigés en anglais seulement.

Schedule B

8.

We understand and acknowledge that we are making the representations, warranties and agreements contained herein with the intent that they may be relied upon by the Issuer, DPCM and the agents in determining our eligibility to purchase the Shares, including the availability of exemptions from the prospectus requirements of applicable Canadian securities laws in connection with the issuance of the Shares.

9.

We consent to the collection, use and disclosure of certain personal information for the purposes of meeting legal, regulatory, self-regulatory, security and audit requirements (including any applicable tax, securities, money laundering or anti-terrorism legislation, rules or regulations) and as otherwise permitted or required by law, which disclosures may include disclosures to tax, securities or other regulatory or self-regulatory authorities in Canada and/or in foreign jurisdictions, if applicable, in connection with the regulatory oversight mandate of such authorities.

10.

If we are an individual resident in Canada, we acknowledge that: (A) the Issuer, DPCM or the agents may be required to provide personal information pertaining to us as required to be disclosed in Schedule I of Form 45-106F1 Report of Exempt Distribution (“Form 45-106F1”) under NI 45-106 (including its name, email address, address, telephone number and the aggregate purchase price paid by the purchaser) (“personal information”) to the securities regulatory authority or regulator in the local jurisdiction (the “Regulator”); (B) the personal information is being collected indirectly by the Regulator under the authority granted to it in securities legislation; and (C) the personal information is being collected for the purposes of the administration and enforcement of the securities legislation; and by purchasing the securities, we shall be deemed to have authorized such indirect collection of personal information by the Regulator. Questions about the indirect collection of information should be directed to the Regulator in the local jurisdiction, using the contact information set out below:

(a)	in Alberta, the Alberta Securities Commission, Suite 600, 250—5th Street SW, Calgary, Alberta T2P 0R4, Telephone: (403) 297-6454, toll free in Canada: 1-877-355-0585, Email: inquiries@asc.ca;

(b)

in British Columbia, the British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia V7Y 1L2, Inquiries: (604) 899-6500, toll free in Canada: 1-800-373-6393, Email: inquiries@bcsc.bc.ca;

(c)	in Manitoba, The Manitoba Securities Commission, 500—400 St. Mary Avenue, Winnipeg, Manitoba R3C 4K5, Telephone: (204) 945-2548, toll free in Manitoba 1-800-655-5244, Email: securities@gov.mb.ca;

(d)

in New Brunswick, Financial and Consumer Services Commission (New Brunswick), 85 Charlotte Street, Suite 300, Saint John, New Brunswick E2L 2J2, Telephone: (506) 658-3060, toll free in Canada: 1-866-933-2222, Email: info@fcnb.ca;

Schedule B

(e)

in Newfoundland and Labrador, Government of Newfoundland and Labrador, Office of Superintendent of Securities, P.O. Box 8700, Confederation Building, 2nd Floor, West Block, Prince Philip Drive, St. John’s, Newfoundland and Labrador, A1B 4J6, Telephone: (709) 729-4189;

(f)

in the Northwest Territories, the Government of the Northwest Territories, Office of the Superintendent of Securities, P.O. Box 1320, Yellowknife, Northwest Territories X1A 2L9, Attention: Superintendent of Securities, Telephone: (867) 767-9305;

(g)

in Nova Scotia, the Nova Scotia Securities Commission, Suite 400, 5251 Duke Street, Duke Tower, P.O. Box 458, Halifax, Nova Scotia B3J 2P8, Telephone: (902) 424-7768 toll free in Canada: 1-855-424-2499, Email: NSSCinquiries@novascotia.ca;

(h)	in Nunavut, Government of Nunavut, Department of Justice, Legal Registries Division, P.O. Box 1000, Station 570, 1st Floor, Brown Building, Iqaluit, Nunavut X0A 0H0, Telephone: (867) 975-6590;

(i)

in Ontario, the Inquiries Officer at the Ontario Securities Commission, 20 Queen Street West, 22nd Floor, Toronto, Ontario M5H 3S8, Telephone: (416) 593-8314, toll free in Canada: 1-877-785-1555, Email: exemptmarketfilings@osc.gov.on.ca;

(j)

in Prince Edward Island, the PEI Office of the Superintendent of Securities, 95 Rochford Street, 4th Floor Shaw Building, P.O. Box 2000, Charlottetown, Prince Edward Island C1A 7N8, Telephone: (902) 368-4569;

(k)

in Québec, the Autorité des marchés financiers, 800, Square Victoria, 22e étage, C.P. 246, Tour de la Bourse, Montréal, Québec H4Z 1G3, Telephone: (514) 395-0337 or (418) 525-0337, toll free in Canada 1-877-525-0337, Email: financementdessocietes@lautorite.qc.ca (For corporate finance issuers), fonds_dinvestissement@lautorite.qc.ca (For investment fund issuers);

(l)	in Saskatchewan, the Financial and Consumer Affairs Authority of Saskatchewan, Suite 601—1919 Saskatchewan Drive, Regina, Saskatchewan S4P 4H2, Telephone: (306) 787-5879, Email: fcaa@gov.sk.ca; and

(m)

in Yukon, Office of the Superintendent of Securities, Government of Yukon, Department of Community Services, 307 Black Street, 1st Floor, P.O. Box 2703, C-6, Whitehorse, Yukon Y1A 2C6, Telephone: (867) 667-5466, Email: securities@gov.yk.ca.

11.

We hereby represent, warrant, covenant and certify that we are, or any party on whose behalf we are acting is, an “accredited investor” as defined in NI 45-106 or section 73.3(1) of the Securities Act (Ontario) by virtue of satisfying the indicated criterion below:

Schedule B

Please check the category that applies:

☐	(a)

Except for a Purchaser resident in Ontario, a Canadian financial institution, or a Schedule III bank.

For a purchaser resident in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1(1) of the Securities Act (Ontario).

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐	(c)	a subsidiary of any person or company referred to in paragraphs (a) or (b) if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐	(d)	a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

	(e)	[omitted]

	(e.1)	[omitted]

☐	(f)	the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

☐	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

☐	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,

	(j)	[omitted]

☐	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds C$5,000,000,

	(k)	[omitted]

	(l)	[omitted]

☐	(m)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements,

☐	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii)  a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], or 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

☐	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Schedule B

☐	(q)	a person acting on behalf of a fully managed account[1] managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function,

☐	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v)	a person that is recognized or designated by the securities regulatory authority as an accredited investor,

☐	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

12.	We hereby represent, warrant, covenant and certify that we are, or any party on whose behalf we are acting is, a “permitted client” by virtue of the criterion indicated below,

Please check the category that applies:

☐	(a)	a Canadian financial institution or a Schedule III bank;

☐	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(c)	a subsidiary of any person or company referred to in paragraph (a) or (b), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of the subsidiary;

[1]

A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

Schedule B

☐	(d)	a person or company registered under the securities legislation of a jurisdiction of Canada as an adviser, investment dealer, mutual fund dealer or exempt market dealer;

☐	(e)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned subsidiary of such a pension fund;

☐	(f)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e);

☐	(g)	the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(i)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec;

☐	(j)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be;

☐	(k)	a person or company acting on behalf of a managed account managed by person or company, if the person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction;

☐	(l)

an investment fund if one or both of the following apply:

(i) the fund is managed by a person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada;

(ii)  the fund is advised by a person or company authorized to act as an adviser under the securities legislation of a jurisdiction of Canada;

☐	(m)	in respect of a dealer, a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

Schedule B

☐	(n)	in respect of an adviser, a registered charity under the Income Tax Act (Canada) that is advised by an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(o)	a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity;

☐	(p)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds C$5 million;

☐	(q)	a person or company that is entirely owned by an individual or individuals referred to in paragraph (o), who holds the beneficial ownership interest in the person or company directly or through a trust, the trustee of which is a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction;

☐	(r)	a person or company, other than an individual or an investment fund, that has net assets of at least C$25,000,000 as shown on its most recently prepared financial statements; or

☐	(s)	a person or company that distributes securities of its own issue in Canada only to persons or companies referred to in paragraphs (a) through (r).

Schedule B